SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: December 19, 2001
(Date of earliest event reported)

Commission File No. 333-74308



                    Wells Fargo Asset Securities Corporation
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        Delaware                                        52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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     (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

           Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Salomon Smith Barney, Inc. which are hereby filed pursuant to such letter.



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

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits



Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Computational Materials
                                                prepared by Salomon Smith
                                                Barney, Inc. in connection with
                                                Wells Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2001-33.



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



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION


December 19, 2001

                                   By: /s/ Alan S. McKenney
                                       -----------------------------------------
                                       Alan S. McKenney
                                       Vice President



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


                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                         P
                        prepared by Salomon Smith
                        Barney, Inc. in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2001-33.



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